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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

                      ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

                         SUPPLEMENT DATED APRIL 10, 2006
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2005
                                       FOR
                           MERRILL LYNCH IRA ANNUITY(SM)

This supplement describes a change to an investment portfolio available under Merrill Lynch IRA Annuity(SM) (the "Contract") issued by Merrill Lynch Life Insurance Company ("MLLIC") or ML Life Insurance Company of New York ("MLNY"). Please retain this supplement with your Contract Prospectus for future reference.

Effective April 10, 2006, one of the underlying investment portfolios available under your Contract, the AIM Premier Equity Fund, an investment portfolio of AIM Funds Group, merged with and into the AIM Charter Fund, an investment portfolio of AIM Equity Funds. The AIM Charter Fund, the surviving portfolio, is now available for the allocation of premiums and contract value under your Contract. The AIM Premier Equity Fund is no longer available under your Contract. Any contract value you had in the subaccount corresponding to the AIM Premier Equity Fund was automatically invested in Class A shares of the AIM Charter Fund.

The following discussion sets forth information regarding the AIM Charter Fund that is now available under your Contract.

Please delete the following information in the Fee Table of your Prospectus relating to the AIM Premier Equity Fund and replace it with the following:

                                                   AIM EQUITY FUNDS
                                         -------------------------------------
ANNUAL EXPENSES                          CHARTER FUND (CLASS A SHARES)
---------------
Investment Advisory Fees                                0.63%
12b-1 Fees(1)                                           0.25%
Other Expenses                                          0.34%
                                                        -----
Total Annual Operating Expenses                         1.22%
Expense Reimbursements(2)                               0.01%
                                                        -----
Net Expenses(3)                                         1.21%


                                                               Code: 101703-0306

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(1) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to the AIM Charter Fund Class A shares to 0.25% effective July 1, 2005. Distribution and/or Rule 12b-1 fees reflect this agreement.

(2) Effective January 1, 2005 through December 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees. The Expense Reimbursement reflects this agreement.

(3) At the request of the Board of Trustees, AMVESCAP PLC has agreed to reimburse the Fund for expenses related to market timing matters. As a result of this agreement, the actual Total Annual Fund Operating Expenses for each class were lowered by 0.01%.

Please delete the information in the "Investments of the Separate Account" section of your Prospectus relating to the AIM Premier Equity Fund and replace it with the following:

AIM CHARTER FUND. The Fund is an investment portfolio of AIM Equity Funds and its investment objective is to provide growth of capital. The Fund seeks to invest at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In selecting investments, the portfolio manager seeks to identify those companies that are, in his view, undervalued relative to current or projected earnings or the current market value of assets owned by the company. The Fund may also invest up to 20% of its total assets in foreign securities.

                                   *   *   *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.




                                                               Code: 101703-0306